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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2003

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                               EDT Learning, Inc.
             (Exact name of Registrant as specified in its charter)



          Delaware                         1-13725               76-0545043
(State or other jurisdiction       (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)



   2999 North 44th Street, Suite 650, Phoenix, Arizona              85018
      (address of principal executive offices)                   (Zip code)



                                 (602) 952-1200
              (Registrant's telephone number, including area code)

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ITEM 7.  Financial Statements and exhibits



         The following exhibit is filed herewith:


Exhibit
Number       Description
-------      -----------

99.1         Press release dated July 1, 2003, issued by EDT Learning, Inc.
             Filed herewith.





ITEM 9.  Regulation FD Disclosure



          In accordance with SEC Release No. 34-47583, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

          In accordance with the General Instruction B.6. of Form 8-K, the information in this report shall not be deemed "filed" for purposes of
          Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, except as shall be expressly set forth by specific reference in such a filing.

          On July 1, 2003, EDT Learning. Inc. ("the Company") reported its fourth quarter and fiscal 2003 results for the period ended March 31, 2003. A copy of the Company's press release is attached as Exhibit
          99.1 to this current report.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  EDT Learning, Inc.


                                                  By: /s/ Brian L. Berry
                                                     --------------------------
                                                      Vice President of Finance
Date:  July 1, 2003